John Hancock Funds II

Supplement dated July 1, 2013 to the current Prospectus

Alternative Asset Allocation Fund (the “Fund”)

Effective June 1, 2013 the Advisory fees for the Fund under “Management fees” in the “Who’s who” section are revised and restated as follows:

Advisory Fee on assets invested in a fund of JHF III and JHF II

Aggregate Net assets
of the fund
First $500 million	0.150%
Next $500 million	0.125%
Excess over $1 billion	0.100%

Advisory Fee on other assets

Aggregate Net assets
of the fund
First $500 million	0.600%
Next $500 million	0.575%
Excess over $1 billion	0.550%

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.